Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ ]

Name and Address:                         Standard General Master Fund L.P.
                                          Walkers SPV Limited, Walker House
                                          Mary Street, George Town
                                          Grand Cayman, Cayman Islands KY1-1002

Issuer and Ticker Symbol:                 Penn Octane Corporation (POCC)

Date of Earliest Transaction:             4/23/08

Relationship to Issuer:                   10% Owner

Designated Filer:                         Standard General L.P.

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         4/23/08
Transaction Code:                         P
Securities Acquired:                      10,500
Acquired or Disposed:                     A
Price:                                    $1.4524
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,232,918
Nature of Indirect Beneficial
  Ownership:

Title of Security:                        Common Stock
Transaction Date:                         4/24/08
Transaction Code:                         P
Securities Acquired:                      18,000
Acquired or Disposed:                     A
Price:                                    $1.5967
Ownership Form:                           D
Amount Beneficially Owned After
  Transaction:                            3,250,918
Nature of Indirect Beneficial
  Ownership:

Signature:                                STANDARD GENERAL MASTER FUND L.P.


                                          By:  /s/ Scott Cohen
                                               ---------------------------------
                                               Name:   Scott Cohen
                                               Title:  Attorney-in-Fact